                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               __________________


                             FORM 8-KCURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report: (Date of earliest event reported): May 15, 1996

                 THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)
                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                  CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
                      (Issuer with respect to Certificates)

         United States                     33-93570              13-2633612

        (State or other                   (Commission           (IRS Employer
         jurisdiction of                   File Number)      Identification No.)
         incorporation)


        1 Chase Manhattan Plaza, New York , NY               10081
        (Address of principal executive offices)           (Zip code)


    Registrant's telephone number, including area code: (212) 552-2222

Item 5. Other Events

     On May 15, 1996, the Chase Manhattan Home Equity Loan Trust 1995-1 (the "Trust") made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement dated as of September 1, 1995 between The Chase Manhattan Bank (National Association), as Seller and Servicer and Norwest Bank Minnesota, National Association, as Trustee (the "Pooling and Servicing Agreement").

     A copy of the Certificateholder Report for such Distribution Date delivered pursuant to Section 5.03 of the Pooling and Servicing Agreement is being filed as an exhibit to this Current Report on Form 8-K.

     Item 7 (c). Exhibits

     20.1 Certificateholder Report dated May 24, 1996 delivered pursuant to Section 5.03 of the Pooling and Servicing Agreement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     THE CHASE MANHATTAN BANK
                                       (NATIONAL ASSOCIATION)



                                     /s/William J. Murray
                                     ------------------------
                                     By:    William J. Murray
                                     Title:  Vice President

Dated:  May 24, 1996

                                INDEX TO EXHIBITS

   Exhibit           Description                               Page

     20.1            Certificateholder Report, dated             5
                     May 24, 1996, delivered
                     pursuant to Section 5.03 of the
                     Pooling and Servicing Agreement
                     dated as of September 1, 1995